EXHIBIT 10.09

THIS OPTION AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS OPTION ARE ISSUED AND ISSUABLE UNDER THE COMPANY'S 2003 CONSULTANT STOCK PLAN AND
REGISTERED PURSUANT TO A FORM S-8 REGISTRATION STATEMENT FILED WITH THE SECURITIES EXCHANGE COMMISSION ON MARCH 3, 2003.

                  Right to Purchase 100,000 Shares of Common Stock of Cinema Ride, Inc. (subject to adjustment as provided herein)

                     AMENDED COMMON STOCK PURCHASE OPTION

                        Issue Date:  June 16, 2004 Amendment  Date:  January 31,
                        2005

      CINEMA RIDE, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, Erick
E. Richardson, or assigns (the "Holder"), is entitled, subject to the terms set forth below and the terms set forth in the Company's 2003 Consultant Stock Plan, to purchase from the Company from and after the Issue Date of this Option and at any time or from time to time before 5:00 p.m., California time, January 31, 2010 (the "Expiration Date"), up to 100,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.08 par value, of the Company, at the Exercise Price (as defined below), issued pursuant to the Company's 2003 Consultant Stock Plan and registered on a Form S-8 Registration Statement. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein. This Option replaces that certain Common Stock Purchase Warrant issued June 16, 2004.

      As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

      (a) The term "Company" shall include Cinema Ride, Inc. (including its pending name change to Tix Corporation) and any corporation which shall succeed or assume the obligations of Cinema Ride, Inc. hereunder.

      (b) The term "Common Stock" includes (a) the Company's Common Stock, par value $.08 per share, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Option at any time shall be entitled to receive, or shall have received, on the exercise of the Option, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

      (d)   The term "Exercise Price" shall mean $0.50 per share, as adjusted.

      1.    Exercise of Option.

            1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Option in whole or in part, by delivery of an original or fax copy of the exercise notice attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4. Such shares to be registered under a Form S-8 Registration Statement, and issued pursuant thereto without a restrictive legend.

      1.2. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                  (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                  (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market but is traded on the NASD OTC Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                  (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                  (d)   If  the   Determination   Date   is  the   date  of  a
liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Option are outstanding at the Determination Date.

      2.    Procedure for Exercise.

      2.1 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Option shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Option shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Option in full or in part, and in any event within 3 business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

      2.2.  Exercise.

            (a) Payment may be made either in (i) cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) by conversion of legal fees owed by Company, (iii) by delivery of the Option, Common Stock and/or Common Stock receivable upon exercise of the Option in accordance with Section (b) below, or (iv) by a combination of any of the foregoing methods, for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Option) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

            (b) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being exercised) by surrender of this Option at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X=Y (A-B)
                       ---
                         A

            Where X= the number of shares of Common Stock to be issued to the Holder

                  Y= the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised (at the date of such calculation)

                  A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                  B=    Exercise  Price  (as  adjusted  to the  date  of  such
calculation)

      3.    Adjustment for Reorganization, Consolidation, Merger, etc.

      3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Option, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Option, immediately prior thereto, all subject to further adjustment thereafter as provided in
Section 4.

      3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Option after the effective date of such dissolution pursuant to Section 3.1 to a bank or trust company having its principal office in Los Angeles, CA, as trustee for the Holder of the Option.

      3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this
Section 3, this Option shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Option after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Option as provided in Section 4. In the event this Option does not continue in full force and effect after the consummation of the transactions described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the holders of the Option be delivered to the Trustee as contemplated by Section 3.2.

      4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Option shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

      5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Option, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Option and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Option, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Option. The Company will forthwith mail a copy of each such certificate to the holder of the Option and any Option agent of the Company (appointed pursuant to Section 11 hereof).

      6. Reservation of Stock, etc. Issuable on Exercise of Option. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Option, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Option, such shares to be issuable under the 2003 Consultant Stock Plan and registered on a Form S-8 Registration Statement.

      7. Assignment; Exchange of Option. Subject to compliance with applicable securities laws, this Option, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Option, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably
satisfactory   to  the  Company   demonstrating   compliance  with  applicable
securities laws, which shall include, without limitation, a legal opinion from the Transferor's counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new
Option of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Option so surrendered by the Transferor.

      8. Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction of this Option, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu thereof, a new Option of like tenor.

      9. Option Agent. The Company may, by written notice to the each holder of the Option, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Option pursuant to
Section 1, exchanging this Option pursuant to Section 7, and replacing this Option pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

      10. Transfer on the Company's Books. Until this Option is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      11. Notices, etc. All notices and other communications from the Company to the Holder of this Option shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Option who has so furnished an address to the Company.

      12. Voluntary Adjustment by the Company. The Company may at any time during the term of this Option reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

      13. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option shall be governed by and construed in accordance with the laws of State of California without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Option shall be brought only in the state courts of California or in the federal courts located in the state of California; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of California. The individuals executing this Option on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Option is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Option. The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company acknowledges that legal counsel participated in the preparation of this Option and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Option to favor any party against the other party.

      IN WITNESS WHEREOF, the Company has executed this Amended Common Stock Purchase Option as of January 31, 2005.

                              CINEMA RIDE, INC.


                              By:_____________________________________
                                    Mitch Francis, President

                                                                  Exhibit A
                             FORM OF SUBSCRIPTION
                  (To be signed only on exercise of Option)

TO:  Cinema Ride, Inc.

The undersigned, pursuant to the provisions set forth in the attached Option (No.____), hereby irrevocably elects to purchase (check applicable box):

___   ________ shares of the Common Stock covered by such Option;

___   the  maximum  number of shares of Common  Stock  covered by such  Option pursuant to the cashless exercise procedure set forth in Section 2; or

__    ________  shares of Common Stock covered by such Option  pursuant to the conversion of outstanding legal fees.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Option, which is $___________. Such payment takes the form of (check applicable box or boxes):

___   $__________ in lawful money of the United States; and/or

___   the   cancellation  of  such  portion  of  the  attached  Option  as  is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Option with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ____________________ whose address is
______________________________________________________________________________

The undersigned represents and options that all offers and sales by the undersigned of the securities issuable upon exercise of the within Option shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:___________________           __________________________________________
                                    (Signature must conform to name of holder as specified on the face of the Option)

                                    __________________________________________
                                    (Address)

                                                                  Exhibit B

                        FORM OF TRANSFEROR ENDORSEMENT
                  (To be signed only on transfer of Option)

            For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Option to purchase the percentage and number of shares of Common Stock of Cinema Ride, Inc. to which the within Option relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Cinema Ride, Inc. with full power of substitution in the premises.


       Transferees          Percentage                       Number
       -----------          Transferred                    Transferred
                            -----------                    -----------

--------------------------- ------------------------- -------------------------
--------------------------- ------------------------- -------------------------


--------------------------- ------------------------- -------------------------
--------------------------- ------------------------- -------------------------



--------------------------- ------------------------- -------------------------
--------------------------- ------------------------- -------------------------


Dated:                  ,
       -----------------  ---------

                                    ------------------------------------------
                                    (Signature must conform to name of holder as specified on the face of the option)

Signed in the presence of:


-------------------------------     ------------------------------------------
      (Name)                                    (address)


                                    ------------------------------------------
ACCEPTED AND AGREED:                      (address)
[TRANSFEREE]


---------------------------------
      (Name)
                                      -8-